Cmoproj
UBS		6:15:44 pm January 28, 2004
Fixed Income Research	MAST0401C 30 year 5.4	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	6,082,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	01/30/04	30 year	5.59	358.00	275.0PSA	87:15

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	275	400	500	700	1000
86:31	5.877	5.944	6.161	6.380	6.914	7.550	8.499	9.657
87:00	5.875	5.942	6.158	6.377	6.909	7.544	8.490	9.645
87:01	5.874	5.940	6.156	6.374	6.905	7.538	8.482	9.633
87:02	5.872	5.939	6.154	6.371	6.901	7.532	8.473	9.622
87:03	5.871	5.937	6.152	6.368	6.896	7.526	8.465	9.610
87:04	5.869	5.935	6.149	6.365	6.892	7.520	8.457	9.599
87:05	5.868	5.934	6.147	6.363	6.888	7.514	8.448	9.587
87:06	5.866	5.932	6.145	6.360	6.884	7.508	8.440	9.576

87:07	5.865	5.930	6.143	6.357	6.879	7.503	8.431	9.564
87:08	5.863	5.929	6.140	6.354	6.875	7.497	8.423	9.552
87:09	5.862	5.927	6.138	6.351	6.871	7.491	8.414	9.541
87:10	5.860	5.925	6.136	6.348	6.867	7.485	8.406	9.529
87:11	5.859	5.924	6.134	6.346	6.862	7.479	8.397	9.518
87:12	5.857	5.922	6.131	6.343	6.858	7.473	8.389	9.506
87:13	5.856	5.920	6.129	6.340	6.854	7.467	8.380	9.495
87:14	5.854	5.919	6.127	6.337	6.850	7.461	8.372	9.483

87:15	5.853	5.917	6.125	6.334	6.845	7.455	8.364	9.472
87:16	5.851	5.915	6.122	6.331	6.841	7.449	8.355	9.460
87:17	5.850	5.914	6.120	6.329	6.837	7.443	8.347	9.449
87:18	5.848	5.912	6.118	6.326	6.833	7.437	8.338	9.437
87:19	5.847	5.910	6.116	6.323	6.828	7.431	8.330	9.426
87:20	5.845	5.909	6.113	6.320	6.824	7.426	8.321	9.414
87:21	5.844	5.907	6.111	6.317	6.820	7.420	8.313	9.403
87:22	5.842	5.905	6.109	6.314	6.816	7.414	8.305	9.391

87:23	5.841	5.904	6.107	6.312	6.811	7.408	8.296	9.380
87:24	5.839	5.902	6.104	6.309	6.807	7.402	8.288	9.368
87:25	5.838	5.900	6.102	6.306	6.803	7.396	8.279	9.357
87:26	5.836	5.899	6.100	6.303	6.799	7.390	8.271	9.345
87:27	5.835	5.897	6.098	6.300	6.795	7.384	8.263	9.334
87:28	5.833	5.895	6.095	6.298	6.790	7.378	8.254	9.322
87:29	5.832	5.894	6.093	6.295	6.786	7.372	8.246	9.311
87:30	5.831	5.892	6.091	6.292	6.782	7.367	8.237	9.299
Avg Life	26.104	22.867	17.407	13.870	9.082	6.287	4.401	3.235
Duration	23.754	21.243	15.806	12.558	8.367	6.008	4.215	3.086
First Pay	6/26	8/21	3/16	6/13	8/10	4/09	1/08	1/07
Last Pay	11/33	11/33	11/33	11/33	11/33	5/12	12/08	8/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.